EXHIBIT  32

                                CERTIFICATION OF
                            CHIEF EXECUTIVE OFFICER
                          AND CHIEF FINANCIAL OFFICER
                  SECURITIES EXCHANGE ACT RULES 13(A) AND 15(D)
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Metwood, Inc. ("the Company") for the three months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/  Robert  M.  Callahan
                                           -----------------------
                                           Robert  M.  Callahan
Date:  November  17,  2004                 Chief  Executive  Officer


                                           /s/  Shawn  Callahan
                                           -----------------------
                                           Shawn  Callahan
Date:  November  17,  2004                 Chief  Financial  Officer